Exhibit 99.1

Independent Accountants’ Report on Applying Agreed-Upon Procedures

Southern Auto Finance Company, LLC (the “Company”)

Capital One Securities, Inc.

(together, the “Specified Parties”)

Re:	SAFCO Auto Receivables Trust 2022-1 – Data Files Procedures

We have performed the procedures described below on the specified attributes in electronic data files entitled (i) “SAFCO22-1 datatape.7.31.2022.v2.csv” provided by the Company on August 25, 2022, containing information on 15,109 underlying automotive loan agreements (the “Loans”) as of July 31, 2022 (the “Primary Data File”), and (ii) “SAFCO22-1 datatape.7.31.2022.supplemental.csv” provided by the Company on August 17, 2022, containing first payment date information on the Loans as of July 31, 2022 (the “Supplemental Data File,” and together with the Primary Data File, the “Data Files”), which we were informed are intended to be included as collateral in the offering by SAFCO Auto Receivables Trust 2022-1. The Company is responsible for the specified attributes identified by the Company in the Data Files.

The Specified Parties have agreed to and acknowledged that the procedures performed are appropriate to meet their intended purpose of assisting specified parties in evaluating the accuracy of the specified attributes in the Data Files. This report may not be suitable for any other purpose. No other parties have agreed to or acknowledged the appropriateness of these procedures for the intended purpose or any other purpose.

The procedures performed may not address all the items of interest to a specified party of this report and may not meet the needs of all specified parties of this report and, as such, specified parties are responsible for determining whether the procedures performed are appropriate for their purposes. We make no representation regarding the appropriateness of the procedures either for the intended purpose or for any other purpose.

Unless otherwise stated, the following definitions have been adopted in presenting our procedures and findings:

•

The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise stated. Such compared information was deemed to be in agreement if differences were within the reporting threshold.

•

The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise stated. Such recomputed information was deemed to be in agreement if differences were within the reporting threshold.

•	The term “reporting threshold” means that dollar amounts and percentages were within $0.01 and 0.1%, respectively.

•	The term “Cutoff Date” means July 31, 2022.

•

The term “Source Documents” means the following information provided by the Company for each of the Selected Loans (defined below): (i) sales contract, (ii) credit report, and (iii) Company’s servicing system screenshots listed in electronic data files entitled “SENT—SAFCO 2022-1 Exceptions Round 1—SAFCO Answers 08-22-2022.xlsx” and “SENT—SAFCO 2022-1 Exceptions Round 2 8.24.22—SAFCO 8-25-22.xlsx” (the “Servicing System Screenshots”). The Source Documents were represented by the Company to be copies of the original documents or electronic records contained within the Company’s servicing system.

•	The term “Instructions” means the instructions provided by the Company pertaining to a procedure, attribute, methodology, as described in the “Source Documents/Instructions” column of Exhibit B.

•	The term “Provided Information” means the Cutoff Date, Source Documents, and Instructions.

Prior to being provided the Data Files, we received one or more earlier versions of the data files on which to perform our procedures. In performing those procedures, we identified differences which were communicated to the Specified Parties. The Data Files represent the revised information reflecting resolution of differences communicated as determined appropriate by the Specified Parties. We performed the procedures on the Data Files, and the results of those procedures are reflected herein.

The procedures we were instructed by the Company to perform and the associated findings are as follows:

A.

We randomly selected 125 loans from the Data Files (the “Selected Loans”). A listing of the Selected Loans is attached hereto as Exhibit A. For purposes of this procedure, the Company did not inform us of the basis they used to determine the number of loans we were instructed to randomly select from the Primary Data File.

B.

For each Selected Loan, we compared or recomputed the specified attributes in the Data Files listed in Exhibit B to or using the corresponding information included in the Source Documents, utilizing the Instructions, as applicable. The Specified Parties indicated that the absence of any of the information in the Source Documents or the inability to agree the indicated information from the Data Files to the Source Documents for each of the attributes identified, utilizing the Instructions as applicable, constituted an exception. The Source Documents are listed in the order of priority.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants, which involves us performing the specific procedures agreed to and acknowledged above and reporting on findings based on performing those procedures. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes in the Data Files. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported.

We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

The procedures performed were applied based on the information included in the Data Files and Provided Information, without verification or evaluation of such information by us; therefore, we express no opinion or any other form of assurance regarding (i) the reasonableness of the information provided to us by the Company, (ii) the physical existence of the Loans, (iii) the reliability or accuracy of the Provided Information which was used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Loans to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Loan being securitized, (iii) the compliance of the originator of the Loans with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Loans that would be material to the likelihood that the issuer of the asset-backed securities will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by the nationally recognized statistical rating organizations (“NRSROs”).

The terms of our engagement are such that we have no responsibility to update this report because of events and circumstances that may subsequently occur.

2

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors or the NRSROs, who are not identified in the report as the Specified Parties but may have access to this report as required by law or regulation.

/s/ KPMG LLP

Irvine, California

September 19, 2022

3

THE FOLLOWING PAGES CONSTITUTE EXHIBIT A.

Exhibit A – The Selected Loans

#	Contract Id	#	Contract Id	#	Contract Id
1	**144997	31	**161462	61	**168955
2	**145352	32	**162327	62	**169003
3	**146455	33	**162328	63	**169341
4	**147131	34	**162397	64	**169489
5	**148128	35	**162406	65	**169619
6	**148539	36	**162452	66	**170241
7	**148831	37	**163121	67	**170386
8	**149101	38	**163953	68	**170511
9	**149663	39	**164370	69	**170737
10	**150990	40	**164483	70	**170755
11	**151178	41	**164672	71	**171185
12	**153497	42	**164904	72	**171378
13	**153920	43	**165196	73	**171394
14	**154423	44	**165371	74	**171440
15	**155462	45	**165521	75	**171513
16	**156740	46	**165608	76	**171536
17	**156767	47	**166573	77	**171604
18	**156878	48	**166645	78	**171636
19	**157050	49	**166712	79	**171692
20	**157236	50	**167149	80	**171753
21	**157294	51	**167542	81	**171758
22	**157766	52	**167567	82	**171761
23	**158050	53	**167585	83	**171762
24	**158763	54	**168120	84	**171915
25	**159220	55	**168156	85	**171916
26	**159470	56	**168481	86	**171931
27	**160157	57	**168514	87	**171960
28	**160340	58	**168660	88	**172106
29	**160732	59	**168735	89	**172171
30	**160820	60	**168857	90	**172756

#	Contract Id	#	Contract Id
91	**173168	121	**177179
92	**173332	122	**177184
93	**173353	123	**177236
94	**173376	124	**177330
95	**173445	125	**177379
96	**173478
97	**173918
98	**173961
99	**174006
100	**174083
101	**174203
102	**174290
103	**174340
104	**174422
105	**174547
106	**175386
107	**175401
108	**175654
109	**175655
110	**175810
111	**175847
112	**175967
113	**175996
114	**176404
115	**176409
116	**176967
117	**176969
118	**177136
119	**177138
120	**177177

THE FOLLOWING PAGE CONSTITUTES EXHIBIT B.

Exhibit B

#	Attribute Name in Data Files	Source Documents / Instructions

1	Contract Id	Unique identifier for information purposes only.

2	vin	Sales contract

3	Amount Financed	Sales contract

4	current scheduled payment	Sales contract, Servicing System Screenshot

5	original term	Sales contract, Servicing System Screenshot

6	original interest rate	Sales contract

7	origination date	Sales contract

8	First payment date	Sales contract, Servicing System Screenshot

9	original maturity date	Sales contract, Servicing System Screenshot

10	FICO	Credit report, Servicing System Screenshot

11	borrower mailing state	Sales contract, Servicing System Screenshot

12	vehicle make	Sales contract, Servicing System Screenshot

13	vehicle model	Sales contract, Servicing System Screenshot

14	vehicle year	Sales contract

15	remaining term	Recompute as the sum of (A) the number of months between the original maturity date and the Cutoff Date and (B) the number of deferments (in months)